
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2007

-------------------------------------------------------

 (Date of Report: Date of earliest event reported)

Cordia Corporation

-------------------------------------------------------------

(Exact name of registrant as specified in its charter)

Nevada

 33-23473

11-2917728

                        --------------------------------            ---------------------------------      ----------------------------

                        (State or other jurisdiction           (Commission File Number)     (IRS Employer ID No.)

                              of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

----------------------------------------------------------------------

(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

NA

--------------------------------------------------------------------------

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

/_/

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

/_/

Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

/_/

Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01

Entry into a Material Definitive Agreement

On May 16, 2007, My Tel Co, Inc, (“My Tel”) a New York corporation and wholly owned subsidiary of registrant, entered into a definitive purchase agreement with Midwest Marketing Group, Inc. (“Midwest”), a Nebraska corporation, and Midwest’s shareholders to purchase all of the outstanding common stock of Midwest.  Total consideration for the purchase of the outstanding Midwest stock is 300,000 shares of Cordia Corporation to be issued pro rata based on the percentage of ownership interest held by each selling shareholder of Midwest, $500,000 in cash, and a three (3) year note in the amount of $2,500,000 bearing interest of 6% with monthly payments of principal and interest, which shall be reduced at the date of closing by the amount of Midwest’s outstanding bank debt and any existing tax liabilities.  As a result of the purchase, My Tel will also acquire Midwest’s wholly-owned subsidiary Northstar Telecom Inc. (“Northstar”), a Nebraska corporation that operates a competitive local exchange carrier.

ITEM 8.01

Other Events

On May 21, 2007, My Tel Co, Inc. issued a press release announcing the execution of the purchase agreement resulting in the acquisition of Midwest and Northstar.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                       Title of Document

99.1                                                  Stock Purchase Agreement

99.2                                                  Press Release dated May 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                       Cordia Corporation

                                                                                                                        By: /s/ Joel Dupré

Date: May 21, 2007                                                                                        Joel Dupré, Chief Executive Officer,

                                                                                                                         Duly Authorized Officer